Exhibit 10.03(b)
FIRST AMENDMENT TO
THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF PIPEBOX LLC
This FIRST AMENDMENT (this “Amendment”) TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “First A&R Agreement” and as modified by this Amendment, the “Agreement”) OF PIPEBOX LLC, a Delaware limited liability company (the “Company”), dated December 30, 2024, is adopted, executed, and agreed to as of January 16, 2026 by the Members.
RECITALS
WHEREAS, pursuant to Section 13.4 of the First A&R Agreement, the First A&R Agreement may be amended by a written instrument signed by (a) the Members holding a majority of the Class A Units and (b) so long as any Class B Units are outstanding, the Members holding a majority of the Class B Units (the “Member Approval Threshold”);
WHEREAS, the undersigned Members desire to amend the First A&R Agreement as of the date hereof in the manner set forth below so as to (a) update the definition of the term “Class B Discount Amount”; (b) update the definition of “Class B Quarterly Accrual”; and (c) make certain changes to Section 5.8(a); and
WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the First A&R Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, as identified on the signature pages of this Amendment, agree as follows:
1.    Amendments.
(a)As of the date hereof, the definition of “Class B Discount Amount” is hereby deleted in its entirety and replaced with the following:
“Class B Discount Amount” means an amount equal to the sum of (a) 1.625% multiplied by $3,500,000,000 and (b) $15,218,824 of Class B transaction expenses.
(b)As of the date hereof, the definition of “Class B Quarterly Accrual” is hereby deleted in its entirety and replaced with the following:
“Class B Quarterly Accrual” means, with respect to the Class B Units for each Fiscal Quarter, the sum of (a) the amount that would yield the Base Return as of the end of such Fiscal Quarter when added to the Class B Discount Amount (reduced by the product of (i) an amount equal to the Class B Discount Amount divided by 48 and (ii) the number of prior Fiscal Quarters that have passed since the Execution Date) and the Capital Account of the Class B Member for such Fiscal Quarter (taking into account any adjustments to the Capital Account in such quarter in respect of such Class B Unit) (or, for the first Fiscal Quarter of the Company, as of the end of the Execution Date) and (b) (i) for each Fiscal Quarter ending (A) prior to the dissolution of the Company and (B) not more than 48 Fiscal Quarters after the Closing, in each case, excluding the Fiscal Quarter in which the dissolution of the Company occurs, an amount equal to the Class B Discount Amount divided by 48 or (ii) for the Fiscal Quarter in which the dissolution of the Company occurs, an amount equal to the excess of (A) the Class B Discount Amount over (B) the cumulative amount included as a Class B Quarterly Accrual pursuant to clause (b)(i) for all prior Fiscal Quarters.

(c)As of the date hereof, Section 5.8(a) is hereby deleted in its entirety and replaced with the following:
(a) (x) incur or create arrangements permitting the incurrence of, or (y) repay Indebtedness, in each case of the foregoing (x) and (y), other than (i) Indebtedness that does not exceed $35,000,000 in the aggregate and (ii) the assumption of the Term Loan (and the repayment thereof in accordance with the Contribution Agreement (the “Term Loan Repayment”));
2.Limited Effect. Except as expressly set forth in this Amendment, all provisions, terms, and conditions of the Agreement shall remain in full force and effect.
3.Governing Law. The laws of the State of Delaware govern this Amendment, and this Amendment shall be construed in accordance therewith, regardless of its choice of law principles. Jurisdiction and venue for any proceeding relating to this Amendment shall be as set forth in the Agreement.
4.Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signing Members had signed the same document. All counterparts shall be construed together and constitute the same instrument. A signature page to this Amendment or any other document prepared in connection with the transactions contemplated hereby which contains a copy of a Member’s signature and which is sent by such Member or its agent with the apparent intention (as reasonably evidenced by the actions of such Member or its agent) that it constitutes such Member’s execution and delivery of this Amendment or such other document, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if Member had executed and delivered an original of this Amendment or such other document. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment or any such other document, shall be disregarded in determining the Member’s intent or the effectiveness of such signature.
[Signature Page to Follow]

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IN WITNESS WHEREOF, the undersigned, being Members constituting the Member Approval Threshold, collectively, have executed and delivered this Amendment as of the date first written above.
MEMBERS:
EQM MIDSTREAM PARTNERS, LP
By: EQGP Services, LLC, its General Partner

By: /s/ Albert Girgis
Name: Albert Girgis
Title: Vice President
PIBB MEMBER LLC
By: Pibb Member Holdings LLC, its sole Member
By: /s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Person

SIGNATURE PAGE TO FIRST AMENDMENT TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF PIPEBOX LLC